Financial Instruments And Risk Management	12 Months Ended
Dec. 31, 2017
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

28. FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

The company's financial instruments consist of cash and cash equivalents, accounts receivable, derivative contracts, substantially all accounts payable and accrued liabilities, debt, and certain portions of other assets and other long-term liabilities.

Non-Derivative Financial Instruments

The fair values of cash and cash equivalents, accounts receivable, short-term debt, and accounts payable and accrued liabilities approximate their carrying values due to the short-term maturities of those instruments.

The company's long-term debt and long-term financial liabilities are recorded at amortized cost using the effective interest method. At December 31, 2017, the carrying value of fixed-term debt accounted for under amortized cost was $12.1 billion (December 31, 2016 – $15.1 billion) and the fair value at December 31, 2017 was $14.7 billion (December 31, 2016 – $17.5 billion). The estimated fair value of long-term debt is based on pricing sourced from market data, which is considered a Level 2 fair value input.

Suncor entered into a partnership with Fort McKay First Nation (FMFN) and Mikisew Cree First Nation (MCFN) where FMFN and MCFN acquired a combined 49% partnership in the East Tank Farm Development. The partnership liability is recorded at amortized cost using the effective interest method. At December 31, 2017, the carrying value of the Partnership liability accounted for under amortized cost was $483 million (note 38).

Derivative Financial Instruments

(a) Non-Designated Derivative Financial Instruments

•	Energy Trading Derivatives – The company's Energy Trading group uses physical and financial energy derivative contracts, including swaps, forwards and options to earn trading revenues.
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Risk Management Derivatives – The company periodically enters into derivative contracts in order to manage exposure to interest rates, commodity price and foreign exchange movements and which are a component of the company's overall risk management program.

The changes in the fair value of non-designated Energy Trading and Risk Management derivatives are as follows:

($ millions)	Energy Trading	Risk Management	Total

Fair value outstanding at December 31, 2015	(18)	20	2

Cash Settlements – paid (received) during the year	29	(13)	16

Unrealized losses recognized in earnings during the year (note 9)	(47)	(25)	(72)

Fair value outstanding at December 31, 2016	(36)	(18)	(54)

Cash Settlements – (received) paid during the year	(12)	17	5

Unrealized losses recognized in earnings during the year (note 9)	(37)	(19)	(56)

Fair value outstanding at December 31, 2017	(85)	(20)	(105)

(b) Fair Value Hierarchy

To estimate the fair value of derivatives, the company uses quoted market prices when available, or third-party models and valuation methodologies that utilize observable market data. In addition to market information, the company incorporates transaction specific details that market participants would utilize in a fair value measurement, including the impact of non-performance risk. However, these fair value estimates may not necessarily be indicative of the amounts that could be realized or settled in a current market transaction. The company characterizes inputs used in determining fair value using a hierarchy that prioritizes inputs depending on the degree to which they are observable. The three levels of the fair value hierarchy are as follows:

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Level 1 consists of instruments with a fair value determined by an unadjusted quoted price in an active market for identical assets or liabilities. An active market is characterized by readily and regularly available quoted prices where the prices are representative of actual and regularly occurring market transactions to assure liquidity.

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Level 2 consists of instruments with a fair value that is determined by quoted prices in an inactive market, prices with observable inputs, or prices with insignificant non-observable inputs. The fair value of these positions is determined using observable inputs from exchanges, pricing services, third-party independent broker quotes, and published transportation tolls. The observable inputs may be adjusted using certain methods, which include extrapolation over the quoted price term and quotes for comparable assets and liabilities.

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Level 3 consists of instruments with a fair value that is determined by prices with significant unobservable inputs. As at December 31, 2017, the company does not have any derivative instruments measured at fair value Level 3.

In forming estimates, the company utilizes the most observable inputs available for valuation purposes. If a fair value measurement reflects inputs of different levels within the hierarchy, the measurement is categorized based upon the lowest level of input that is significant to the fair value measurement.

The following table presents the company's derivative financial instrument assets and liabilities and assets available for sale measured at fair value for each hierarchy level as at December 31, 2017 and 2016.

($ millions)	Level 1	Level 2	Level 3	Total Fair Value

Accounts receivable	46	109	—	155

Accounts payable	(100)	(109)	—	(209)

Balance at December 31, 2016	(54)	—	—	(54)

Accounts receivable	21	53	—	74

Accounts payable	(74)	(105)	—	(179)

Balance at December 31, 2017	(53)	(52)	—	(105)

During the year ended December 31, 2017, there were no transfers between Level 1 and Level 2 fair value measurements.

Offsetting Financial Assets and Liabilities

The company enters into arrangements that allow for offsetting of derivative financial instruments and accounts receivable (payable), which are presented on a net basis on the balance sheet, as shown in the table below as at December 31, 2017 and 2016.

Financial Assets

($ millions)	Gross Assets	Gross Liabilities Offset	Net Amounts Presented

Derivatives	1 765	(1 610)	155

Accounts receivable	2 058	(946)	1 112

Balance at December 31, 2016	3 823	(2 556)	1 267

Derivatives	1 126	(1 052)	74

Accounts receivable	2 405	(1 252)	1 153

Balance at December 31, 2017	3 531	(2 304)	1 227

Financial Liabilities

($ millions)	Gross Liabilities	Gross Assets Offset	Net Amounts Presented

Derivatives	(1 819)	1 610	(209)

Accounts payable	(1 975)	946	(1 029)

Balance at December 31, 2016	(3 794)	2 556	(1 238)

Derivatives	(1 231)	1 052	(179)

Accounts payable	(2 270)	1 252	(1 018)

Balance at December 31, 2017	(3 501)	2 304	(1 197)

Risk Management

The company is exposed to a number of different risks arising from financial instruments. These risk factors include market risks, comprising commodity price risk, foreign currency risk and interest rate risk, as well as liquidity risk and credit risk.

The company maintains a formal governance process to manage its financial risks. The company's Commodity Risk Management Committee (CRMC) is charged with the oversight of the company's trading and credit risk management activities. Trading activities are defined as activities intended to manage risk associated with open price exposure of specific volumes in transit or storage, enhance the company's operations, and enhance profitability through informed market calls, market diversification, economies of scale, improved transportation access, and leverage of assets, both physical and contractual. The CRMC, acting under the authority of the company's Board of Directors, meets regularly to monitor limits on risk exposures, review policy compliance and validate risk-related methodologies and procedures.

The nature of the risks faced by the company and its policies for managing such risks remains unchanged from December 31, 2016.

1) Market Risk

Market risk is the risk or uncertainty arising from market price movements and their impact on the future performance of the business. The market price movements that could adversely affect the value of the company's financial assets, liabilities and expected future cash flows include commodity price risk, foreign currency exchange risk and interest rate risk.

(a) Commodity Price Risk

Suncor's financial performance is closely linked to crude oil prices (including pricing differentials for various product types) and, to a lesser extent, natural gas and refined product prices. The company may reduce its exposure to commodity price risk through a number of strategies. These strategies include entering into option contracts to limit exposure to changes in crude oil prices during transportation.

An increase of US$10.00 per barrel of crude oil as at December 31, 2017 would decrease pre-tax earnings for the company's outstanding derivative financial instruments by approximately $196 million (2016 – $112 million).

(b) Foreign Currency Exchange Risk

The company is exposed to foreign currency exchange risk on revenues, capital expenditures, or financial instruments that are denominated in a currency other than the company's functional currency (Canadian dollars). As crude oil is priced in U.S. dollars, fluctuations in US$/Cdn$ exchange rates may have a significant impact on revenues. This exposure is partially offset through the issuance of U.S. dollar denominated debt. A 1% strengthening in the Cdn$ relative to the US$ as at December 31, 2017 would increase earnings related to the company's debt by approximately $142 million (2016 – $129 million).

(c) Interest Rate Risk

The company is exposed to interest rate risk as changes in interest rates may affect future cash flows and the fair values of its financial instruments. The primary exposure is related to its revolving-term debt of commercial paper and future debt issuances.

To manage the company's exposure to interest rate volatility, the company may periodically enter into interest rate swap contracts to fix the interest rate of future debt issuances. As at December 31, 2017, the company had no outstanding forward starting swaps, as all the positions were settled during the year. The weighted average interest rate on total debt for the year ended December 31, 2017 was 5.7% (2016 – 6.2%).

The company's net earnings are sensitive to changes in interest rates on the floating rate portion of the company's debt, which are offset by cash balances. To the extent interest expense is not capitalized, if interest rates applicable to floating rate instruments increased by 1%, it is estimated that the company's pre-tax earnings would increase by approximately $6 million (2016 – $17 million). This assumes that the amount and mix of fixed and floating rate debt remains unchanged from December 31, 2017 and the company's cash balance, which it regularly invests in short-term financial instruments, exceeds the balance of floating rate debt. The proportion of floating interest rate exposure at December 31, 2017 was 14.9% of total debt outstanding (2016 – 7.8%).

2) Liquidity Risk

Liquidity risk is the risk that Suncor will not be able to meet its financial obligations when due. The company mitigates this risk by forecasting spending requirements as well as cash flow from operating activities, and maintaining sufficient cash, credit facilities, and debt shelf prospectuses to meet these requirements. Suncor's cash and cash equivalents and total credit facilities at December 31, 2017 were $2.7 billion and $8.2 billion, respectively. Of Suncor's $8.2 billion in total credit facilities, $4.7 billion were available at December 31, 2017. In addition, Suncor has $2.0 billion of unused capacity under a Canadian debt shelf prospectus and an unused capacity of US$2.25 billion under a U.S. debt shelf prospectus.

Surplus cash is invested into a range of short-dated money market securities. Investments are only permitted in high credit quality government or corporate securities. Diversification of these investments is managed through counterparty credit limits.

The following table shows the timing of cash outflows related to trade and other payables and debt.

	December 31, 2016

($ millions)	Trade and Other Payables(1)	Gross Derivative Liabilities(2)	Debt(3)

Within one year	5 379	1 819	2 325

1 to 3 years	28	—	5 238

3 to 5 years	14	—	3 031

Over 5 years	43	—	19 934

	5 464	1 819	30 528

	December 31, 2017

($ millions)	Trade and Other Payables(1)	Gross Derivative Liabilities(2)	Debt(3)

Within one year	6 024	1 231	3 027

1 to 3 years	38	—	1 949

3 to 5 years	38	—	3 184

Over 5 years	—	—	20 160

	6 100	1 231	28 320

(1)	Trade and other payables exclude net derivative liabilities of $179 million (2016 – $209 million)
(2)

Gross derivative liabilities of $1 231 million (2016 – $1 819 million) are offset by gross derivative assets of $1 052 million (2016 – $1 610 million), resulting in a net amount of $179 million (2016 – $209 million).

(3)	Debt includes short-term debt, long-term debt, finance leases and interest payments on fixed-term debt and commercial paper.

3) Credit Risk

Credit risk is the risk that a customer or counterparty will fail to perform an obligation or fail to pay amounts due causing a financial loss. The company's credit policy is designed to ensure there is a standard credit practice throughout the company to measure and monitor credit risk. The policy outlines delegation of authority, the due diligence process required to approve a new customer or counterparty and the maximum amount of credit exposure per single entity. Before transactions begin with a new customer or counterparty, its creditworthiness is assessed, a credit rating and a maximum credit limit are assigned. The assessment process is outlined in the credit policy and considers both quantitative and qualitative factors. The company constantly monitors the exposure to any single customer or counterparty along with the financial position of the customer or counterparty. If it is deemed that a customer or counterparty has become materially weaker, the company will work to reduce the credit exposure and lower the assigned credit limit. Regular reports are generated to monitor credit risk and the Credit Committee meets quarterly to ensure compliance with the credit policy and review the exposures.

A substantial portion of the company's accounts receivable are with customers in the oil and gas industry and are subject to normal industry credit risk. At December 31, 2017, substantially all of the company's trade receivables were current.

The company may be exposed to certain losses in the event that counterparties to derivative financial instruments are unable to meet the terms of the contracts. The company's exposure is limited to those counterparties holding derivative contracts owing to the company at the reporting date. At December 31, 2017, the company's exposure was $1 126 million (December 31, 2016 – $1 765 million).